Net Income/(Loss) Per Share	12 Months Ended
Dec. 31, 2011
Net Income/(Loss) Per Share [Abstract]
Net Income/(Loss) Per Share

12.    Net Income/(Loss) Per Share

Basic income/(loss) per share is computed by dividing the net income/(loss) for the period available to ordinary shareholders by the sum of the weighted-average number of Ordinary Shares outstanding during the period. Diluted net income/(loss) per share is computed by dividing the net income/(loss) for the period by the weighted-average number of Ordinary Shares outstanding and, when dilutive, adjusted for the effect of all dilutive potential Ordinary Shares, including stock options and RSUs.

Basic and diluted net income/(loss) per share for the years ended December 31 is as follows:

	2011	2010	2009
Net income/(loss) (in millions)	$560.5	$(324.7)	$(176.2)

Basic weighted-average number of Ordinary Shares outstanding (in millions)	587.6	584.9	506.8
Basic net income/(loss) per Ordinary Share	$0.95	$(0.56)	$(0.35)

Diluted weighted-average number of Ordinary Shares outstanding (in millions)	593.5	584.9	506.8
Diluted net income/(loss) per Ordinary Share	$0.94	$(0.56)	$(0.35)

As of December 31, 2011, there were stock options and RSUs outstanding of 23.4 million shares (2010: 22.9 million shares; 2009: 21.3 million shares), which could potentially have a dilutive impact in the future, but which were anti-dilutive in 2011, 2010 and 2009.